UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-4670

DWS Global/International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	4/30/07

ITEM 1.               REPORT TO STOCKHOLDERS

APRIL 30, 2007

Semiannual Report
to Shareholders

DWS Emerging Markets
Fixed Income Fund

Contents

Click here Performance Summary

Click here Information About Your Fund's Expenses

Click here Portfolio Management Review

Click here Portfolio Summary

Click here Investment Portfolio

Click here Financial Statements

Click here Financial Highlights

Click here Notes to Financial Statements

Click here Account Management Resources

Click here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. The fund may invest in lower-quality and nonrated securities which present greater risk of loss of principal and interest than higher-quality securities. Investing in securities of emerging markets presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. Foreign security markets generally exhibit greater price volatility and are less liquid than the US market. Additionally, this fund is nondiversified and can take larger positions in fewer issuers, increasing its overall potential risk. All of these factors may result in greater share price volatility. Bond investments are subject to interest rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary April 30, 2007

Classes A, B and C

All performance shown is historical, assumes reinvestment of dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2007 are 1.37%, 2.45% and 2.14% for Class A, Class B and Class C shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended April 30, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown for Class B shares and for the 1-year, 3-year, 5-year and 10-year periods shown for Class A and Class C shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to their inception on June 18, 2001 are derived from the historical performance of Class S shares of DWS Emerging Markets Fixed Income Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/07
DWS Emerging Markets Fixed Income Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	8.25%	14.73%	16.37%	15.36%	9.50%
Class B	7.73%	13.82%	15.48%	14.46%	8.64%
Class C	7.82%	13.92%	15.49%	14.45%	8.65%
JP Morgan Emerging Markets Bond Index Plus+	5.54%	12.32%	13.70%	14.31%	10.98%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 4/30/07	$ 12.63	$ 12.67	$ 12.65
10/31/06	$ 12.12	$ 12.17	$ 12.14
Distribution Information: Six Months as of 4/30/07: Income Dividends	$ .46	$ .41	$ .41
Latest Quarterly Income Dividend	$ .1609	$ .1374	$ .1376
SEC 30-day Yield as of 4/30/07++	5.32%	4.67%	4.79%
Current Annualized Distribution Rate as of 4/30/07++	5.10%	4.34%	4.35%
++ The SEC yield is net investment income per share earned over the month ended April 30, 2007, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 4.62% for Class B shares had certain expenses not been reduced. The current annualized distribution rate is the latest quarterly dividend shown as an annualized percentage of net asset value on April 30, 2007. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rates would have been 4.29% for Class B shares had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Class A Lipper Rankings — Emerging Markets Debt Funds Category as of 4/30/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	6	of	56	11
3-Year	6	of	45	14
5-Year	7	of	40	18

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Emerging Markets Fixed Income Fund — Class A [] JP Morgan Emerging Markets Bond Index Plus+

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 4/30/07
DWS Emerging Markets Fixed Income Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,957	$15,050	$19,507	$23,658
	Average annual total return	9.57%	14.60%	14.30%	8.99%
Class B	Growth of $10,000	$11,082	$15,199	$19,543	$22,893
	Average annual total return	10.82%	14.98%	14.34%	8.64%
Class C	Growth of $10,000	$11,392	$15,406	$19,640	$22,918
	Average annual total return	13.92%	15.49%	14.45%	8.65%
JP Morgan Emerging Markets Bond Index Plus+	Growth of $10,000	$11,232	$14,698	$19,518	$28,340
	Average annual total return	12.32%	13.70%	14.31%	10.98%

The growth of $10,000 is cumulative.

+ The JPMorgan Emerging Markets Bond Index Plus (EMBI+) is an unmanaged, unleveraged index that tracks total returns for traded external debt instruments in the emerging markets. Included in the index are US dollar- and other external-currency-denominated Brady bonds, loans, Eurobonds and local market instruments. Index returns assume reinvested dividends, and unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2007 is 1.14% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended April 30, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings for the 1-year, 3-year, 5-year and 10-year periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 4/30/07
DWS Emerging Markets Fixed Income Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class S	8.39%	15.08%	16.70%	15.64%	9.79%
JP Morgan Emerging Markets Bond Index Plus+	5.54%	12.32%	13.70%	14.31%	10.98%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 4/30/07	$ 12.63
10/31/06	$ 12.13
Distribution Information: Six Months as of 4/30/07: Income Dividends	$ .48
Latest Quarterly Income Dividend	$ .1700
SEC 30-day Yield as of 4/30/07++	5.73%
Current Annualized Distribution Rate as of 4/30/07++	5.38%
++ The SEC yield is net investment income per share earned over the month ended April 30, 2007, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The current annualized distribution rate is the latest quarterly dividend shown as an annualized percentage of net asset value on April 30, 2007. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Class S Lipper Rankings — Emerging Markets Debt Funds Category as of 4/30/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	5	of	56	9
3-Year	4	of	45	9
5-Year	5	of	40	13
10-Year	13	of	20	62

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Emerging Markets Fixed Income Fund — Class S [] JP Morgan Emerging Markets Bond Index Plus+

Yearly periods ended April 30
Comparative Results as of 4/30/07
DWS Emerging Markets Fixed Income Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$11,508	$15,894	$20,680	$25,451
	Average annual total return	15.08%	16.70%	15.64%	9.79%
JP Morgan Emerging Markets Bond Index Plus+	Growth of $10,000	$11,232	$14,698	$19,518	$28,340
	Average annual total return	12.32%	13.70%	14.31%	10.98%

The growth of $10,000 is cumulative.

+ The JPMorgan Emerging Markets Bond Index Plus (EMBI+) is an unmanaged, unleveraged index that tracks total returns for traded external debt instruments in the emerging markets. Included in the index are US dollar- and other external-currency-denominated Brady bonds, loans, Eurobonds and local market instruments. Index returns assume reinvested dividends, and unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses for Class B shares; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (November 1, 2006 to April 30, 2007).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2007
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 11/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/07	$ 1,082.50	$ 1,077.30	$ 1,078.20	$ 1,083.90
Expenses Paid per $1,000*	$ 6.82	$ 11.23	$ 10.77	$ 5.84
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 11/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/07	$ 1,018.25	$ 1,013.98	$ 1,014.43	$ 1,019.19
Expenses Paid per $1,000*	$ 6.61	$ 10.89	$ 10.44	$ 5.66
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS Emerging Markets Fixed Income Fund	1.32%	2.18%	2.09%	1.13%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Brett Diment, portfolio team leader, discusses the market environment and DWS Emerging Markets Fixed Income Fund's strategy during the six-month period ended April 30, 2007.

Q: How did the emerging-markets bonds perform during the past six months?

A: Emerging fixed-income markets performed well during the semiannual period, reflecting the hearty appetite for risk among investors. The yield spread of the JP Morgan Emerging Markets Bond Index Plus (EMBI+) — relative to US Treasuries — fell from 194 basis points, or 1.94 percentage points, to 164 basis points.1 The yield spread is the difference in yield between emerging-markets bonds and US Treasuries, the latter of which is seen to be free of credit risk. Narrow spreads are a sign of positive performance, wider spreads indicate negative performance. The decline in the yield spread during the past six months indicates the continued enthusiasm for emerging-markets debt among investors.

1 The JPMorgan Emerging Markets Bond Index Plus (EMBI+) is an unmanaged, unleveraged index that tracks total returns for traded external debt instruments in the emerging markets. Included in the index are US dollar- and other external-currency-denominated Brady bonds, loans, Eurobonds and local market instruments. Index returns assume reinvested dividends, and unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

As has been the case for several years, the asset class remained supported by a favorable backdrop of strong global growth, robust commodity prices, the improving balance sheets of emerging- market governments and abundant liquidity in the global financial system.2 The only notable period of market weakness, which occurred in late February, was sparked by concerns over the US subprime mortgage market and its impact on the US growth outlook. Emerging fixed-income markets staged a solid recovery in March, however, as investors quickly adopted a more measured view of the prospects for the US economy.

2 Liquidity, in this sense, refers to the ready availability of cash to be put to work in the financial markets. Generally, low interest rates in one or more regions of the world represent a key source of liquidity.

Q: How did the fund perform during this time?

A: The total return of the fund's Class A shares for the six months ended April 30, 2007, was 8.25%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for the performance of other share classes and for more complete performance information.)

For the six-month period ending April 30, 2007, the fund's Class A shares return compares favorably with the 5.54% gain of its benchmark, the JP Morgan EMBI+, and outperformed the 6.64% average return of the 61 funds in the Lipper peer group — Emerging Markets Debt Funds.3 The fund's Class A shares return remains well ahead of the peer group average for the three- and five-year intervals, and ranks in the top 14% and 18%, respectively, among comparable funds for these time periods.

3 Lipper's Emerging Markets Debt Funds category includes those funds that seek either current income or total return by investing primarily in emerging-market debt securities, where "emerging-market" is defined by a country's GNP per capita or other economic measures. The fund ranked 6, 6 and 7 for the one-, three- and five-year periods, respectively, as of April 30, 2007. There were 56, 45 and 40 funds, respectively, in Lipper's Emerging Markets Debt Funds category. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.

Q: How did the fund's positions in Latin America perform during the past six months?

A: The fund's core holdings in Brazil performed well over the period, though more recently we have taken advantage of market strength to sell a portion of the position in order to lock in profits. Brazil's president, Luis Inacio Lula da Silva, secured a second term in office with a comfortable margin of victory over his opponent, Geraldo Alckmin. The extent to which Lula can implement structural reforms, most notably of the social security and taxation systems, remains to be seen. In the meantime, Brazil's bond market remains solidly underpinned, in our view, by a robust trade surplus, prudent fiscal policy and declining inflation.4 Lower inflation, in turn, is enabling the Central Bank to continue cutting interest rates, supporting the longer-term growth outlook. More recently, a new calculation methodology for gross domestic product (GDP) showed a significant underreporting of historic GDP, which in turn brought Brazil's debt-to-GDP ratio to below 45%, thereby enhancing the prospects for further credit rating upgrades from the major agencies.5

4 The trade surplus is the margin by which exports exceed imports.
5 Debt-to-GDP ratio is debt divided by GDP. A lower number is preferable to investors, since it indicates a healthy balance sheet.

The fund's positions in Argentine debt also performed well during the semiannual period. The country's bonds continued to benefit from strong economic growth, tight fiscal discipline and a robust current account surplus. We believe November's presidential elections are likely to prove a relative nonevent, with the Nestor Kirchner administration enjoying a nearly unassailable position in opinion polls. One source of investor concern recently has centered around the government's role in the politically motivated downward manipulation of inflation data. The final outcome of this issue remains to be seen.

Presidential elections in Ecuador created considerable volatility in the country's external (dollar-denominated) debt, as prices initially dropped sharply following the populist candidate Rafael Correa's victory in the elections held in the fourth quarter of 2006.6 The hostile rhetoric of the new administration — which included talk of possibly defaulting on Ecuador's debt — was subsequently toned down, with Economy Minister Ricardo Patino adopting a more pragmatic approach towards future debt service. We eliminated the fund's holdings in Ecuador in October — before Correa's popularity began to build in electoral opinion polls — which helped relative performance. We remain reluctant to re-establish a position in Ecuador. At this point, we believe the primary risk is not the new administration's potential aversion to servicing the country's debt, but the likelihood of constitutional conflict between the branches of government.

6 The fund can invest in both dollar-denominated "external" debt issued on the global markets and local currency debt issued within the home markets. Local currency debt is affected both by movements in the price of a country's bonds and the price movements of its currency.

We maintained a core holding in Venezuela through the period, and more recently increased the fund's exposure following the rise in oil prices. Although President Hugo Chavez's policies of re-nationalization and widespread interference in the economy bode poorly for the longer-term outlook, we believe Venezuelan bonds are firmly supported by the elevated level of oil prices.7 In addition, Venezuela remains one of the higher-yielding countries in the emerging-market universe, meaning that the fund is paid for its exposure to the heightened political risk.

7 Nationalization is the process of a government taking control of private assets, such as oil production facilities.

Q: What is your positioning in the Europe/Middle East/Africa (EMEA) region?

A: Turkey's European Union (EU) accession process suffered a setback in December, when the EU Council placed certain limited restraints on the country's accession process due to its lack of progress in normalizing trade relations with Cyprus. This development initially weighed on the performance of the country's bond market, but we believe this does not represent a significant long-term issue because the conditions surrounding the partial suspension of accession negotiations can be reversed over time. On the economic front, the current account deficit has moderated somewhat while foreign direct investment flows have picked up.8 Inflation remains relatively high at 10.9%, though we believe the Central Bank's tight monetary policy is likely to help alleviate this problem through the course of the year. We maintain modest positions in both dollar- and lira-denominated bonds, although we recently reduced the fund's exposure to the latter.

8 Foreign direct investment is investment by nondomestic companies within a country — for instance, a major global automaker establishing a production facility.

We believe the outlook for Ukrainian debt remains favorable, underpinned by strong economic growth and extremely limited government indebtedness. The prospect for further political tension has the potential to create market volatility, but in our view this is unlikely to disrupt the country's solid economic fundamentals. The fund maintains a modest holding in Ukraine, and this position had a positive impact on performance during the period.

In Russia, the economy continues to benefit from high oil prices, while the government is maintaining a budget surplus and the Central Bank is accumulating foreign exchange reserves at a rapid pace. The fund has modest positions in Russian corporate bonds and loan participations — Alfa Bank & Russian Standard Bank (financials), Vimpelcom (telecoms) and Red Arrow (transport), and these added moderately to performance. The fund holds no positions in Russian sovereign bonds because they have very limited spread to Treasuries, reflecting the sovereign's solid credit fundamentals.

Q: What is the fund's positioning in Asia?

A: The fund continues to have limited holdings in Asia due to the generally low level of yield available in the region's bond markets. One exception to this is the Philippines, where the fund continues to hold a core position based on the government's improving fiscal outlook. We also maintain a positive outlook on bonds denominated in Indonesian rupiah based on our view that the Central Bank has the latitude to make further interest rate reductions.

Q: What is your overall thinking on emerging-markets debt?

A: Given the solid fundamentals of the asset class as a whole, we believe the primary risks continue to be external in nature. The impact of the slowdown in the US housing market, together with its implications for the US Federal Reserve Board's (the Fed's) interest rate policy, is likely to remain a key focus throughout the year. We believe the performance of global equity markets and higher-risk assets in general stands to play a key role in the performance of emerging-markets debt. Finally, geopolitical issues — notably the prospect of an escalation of hostilities with Iran — will likely remain an influential factor on market performance. Despite these issues, we believe the outlook for the asset class is sound given that the credit profiles of most major emerging economies continue to improve. It should also be noted that the electoral calendar this year is considerably lighter than last year, with only Turkey holding elections that could have a notable impact on market performance.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary April 30, 2007

Asset Allocation (Excludes Securities Lending Collateral)	4/30/07	10/31/06

Sovereign Bonds	68%	79%
Financials	10%	12%
US Treasury Obligations	6%	4%
Loan Participations	5%	4%
Cash Equivalents	5%	—
Industrials	2%	—
Energy	2%	—
Consumer Discretionary	1%	—
Consumer Staples	1%	—
Telecommunications	—	1%
	100%	100%
Geographical Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	4/30/07	10/31/06

Brazil	19%	25%
Venezuela	11%	5%
Turkey	11%	11%
Argentina	11%	10%
Philippines	9%	9%
United States	6%	4%
Colombia	6%	2%
Peru	5%	2%
Russia	5%	5%
Other	17%	27%
	100%	100%

Asset allocation and geographical diversification are subject to change.

Currency Exposure	4/30/07	10/31/06

US Dollar	85%	82%
Indonesian Rupiah	3%	3%
Brazilian Real	2%	—
New Turkish Lira	2%	2%
Kazakhstan Tenge	2%	2%
Argentine Peso	2%	3%
Mexican Peso	2%	—
Russian Ruble	1%	2%
Ukraine Hryvnia	1%	1%
South African Rand	—	3%
Egyptian Pound	—	2%
	100%	100%
Average Life (Excludes Cash Equivalents and Securities Lending Collateral)	4/30/07	10/31/06

0 < 3 years	2%	6%
3 < 5 years	17%	11%
5 < 10 years	20%	30%
10+ years	61%	53%
	100%	100%

Currency exposure and average life are subject to change.

For more complete details about the Fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of April 30, 2007 (Unaudited)

	Principal Amount ($)(a)	Value ($)

Bonds 86.5%
Argentina 9.6%
Banco Hipotecario SA, Series REG S, 9.75%, 4/27/2016	2,300,000	2,410,400
Central Bank of Argentina, 2.0%, 2/4/2018 ARS	4,300,000	2,121,669
Republic of Argentina:
Step-up Coupon, 1.33% to 3/31/2009, 2.5% to 3/31/2019, 3.75% to 3/31/2029, 5.25% to 12/31/2038	4,900,000	2,310,350
Zero Coupon, 7/22/2003* EUR	750,000	327,516
GDP Linked Note, 12/15/2035	16,906,201	2,569,743
Series P, GDP Linked Note, 12/15/2035 ARS	31,908,222	1,306,487
GDP Linked Note, 12/15/2035 EUR	5,000,000	989,371
Series MAY, 7.0%, 3/18/2004* EUR	130,000	58,685
8.0%, 10/30/2009* EUR	511,292	221,670
8.28%, 12/31/2033 (PIK)	4,659,523	5,013,569
Series BGLO, 8.375%, 12/20/2003*	3,000,000	1,057,500
Series REG S, 9.0%, 5/24/2005* EUR	520,000	234,529
9.0%, 5/26/2009* EUR	2,800,000	1,262,464
Series E, 9.25%, 7/20/2004* EUR	3,000,000	1,336,674
9.75%, 11/26/2003* EUR	850,000	367,125
10.0%, 12/7/2004* EUR	2,000,000	861,367
Series BGL4, 11.0%, 10/9/2006*	500,000	175,000
Series 2018, 12.25%, 6/19/2018*	2,292,300	802,305
12.375%, 2/21/2012*	1,900,000	693,500
(Cost $19,881,860)		24,119,924
Brazil 17.0%
Banco ABN AMRO Real SA, Series REG S, 16.2%, 2/22/2010 BRL	9,000,000	5,007,139
Banco Bradesco SA, Series REG S, 14.8%, 1/4/2010 BRL	7,700,000	4,160,676
Federative Republic of Brazil:
7.125%, 1/20/2037	1,400,000	1,582,700
8.0%, 1/15/2018	5,700,000	6,469,500
8.25%, 1/20/2034 (b)	10,800,000	13,883,400
10.5%, 7/14/2014	2,000,000	2,585,000
11.0%, 1/11/2012	5,430,000	6,678,900
ISA Capital do Brasil SA, Series REG S, 8.8%, 1/30/2017	2,000,000	2,160,000
(Cost $38,023,000)		42,527,315
Cayman Islands 1.3%
Parkson Retail Group Ltd., 7.875%, 11/14/2011 (Cost $3,150,500)	3,100,000	3,239,500
Colombia 5.0%
Republic of Colombia, 7.375%, 9/18/2037 (Cost $12,201,012)	11,300,000	12,633,400
Dominican Republic 1.0%
Cerveceria Nacional Dominicana, Series REG S, 16.0%, 3/27/2012 (Cost $2,339,715)	2,300,000	2,420,750
El Salvador 0.5%
Republic of El Salvador, Series REG S, 7.65%, 6/15/2035 (Cost $997,500)	1,000,000	1,157,500
Indonesia 4.7%
Government of Indonesia:
Series REG S, 6.625%, 2/17/2037 (b)	2,700,000	2,676,375
Series FR-43, 10.25%, 7/15/2022 IDR	23,740,000,000	2,631,970
Series FR-23, 11.0%, 12/15/2012 IDR	21,800,000,000	2,607,456
Series FR-26, 11.0%, 10/15/2014 IDR	17,930,000,000	2,148,520
Series FR-33, 12.5%, 3/15/2013 IDR	14,200,000,000	1,796,457
(Cost $11,258,614)		11,860,778
Kazakhstan 1.3%
Kazkommerts International BV, Series REG S, 7.875%, 4/7/2014 (Cost $3,233,694)	3,100,000	3,165,875
Mexico 1.8%
Mexican Bonds:
Series M-20, 8.0%, 12/7/2023 MXN	37,700,000	3,515,302
Series MI-10, 9.5%, 12/18/2014 MXN	10,400,000	1,047,132
(Cost $4,488,199)		4,562,434
Peru 4.8%
Republic of Peru:
6.55%, 3/14/2037	7,400,000	7,829,200
7.35%, 7/21/2025	3,560,000	4,129,600
(Cost $11,221,926)		11,958,800
Philippines 8.5%
Bangko Sentral Ng Pilipinas, Series A, 8.6%, 6/15/2027	8,250,000	9,817,500
Republic of Philippines:
7.75%, 1/14/2031 (b)	3,200,000	3,624,000
8.0%, 1/15/2016 (b)	2,200,000	2,480,500
8.375%, 2/15/2011	3,400,000	3,714,500
9.875%, 1/15/2019	1,300,000	1,681,875
(Cost $19,699,885)		21,318,375
Russia 1.4%
Red Arrow International Leasing, "A", 8.375%, 6/30/2012 (Cost $3,347,764) RUB	89,493,406	3,604,799
Turkey 9.8%
Republic of Turkey:
6.875%, 3/17/2036	4,600,000	4,456,250
8.0%, 2/14/2034 (b)	10,700,000	11,770,000
Series CPI, 10.0%, 2/15/2012 TRY	3,200,000	2,403,811
15.0%, 2/10/2010 TRY	8,800,000	6,040,641
20.0%, 10/17/2007 TRY	51	38
(Cost $24,747,892)		24,670,740
Ukraine 2.5%
Government of Ukraine:
Series REG S, 6.58%, 11/21/2016 (b)	2,200,000	2,233,000
Series REG S, 7.65%, 6/11/2013 (b)	3,800,000	4,114,640
(Cost $6,046,565)		6,347,640
United States 5.5%
US Treasury Bonds:
4.75%, 2/15/2037 (b)	11,300,000	11,178,175
7.5%, 11/15/2016	2,200,000	2,677,039
(Cost $13,788,605)		13,855,214
Uruguay 1.7%
Republic of Uruguay:
7.625%, 3/21/2036	2,260,000	2,525,550
8.0%, 11/18/2022	1,483,978	1,702,865
(Cost $3,744,163)		4,228,415
Venezuela 10.1%
Petroleos de Venezuela SA, 5.375%, 4/12/2027 (b)	6,200,000	4,653,100
Republic of Venezuela:
5.75%, 2/26/2016 (b)	4,700,000	4,369,850
7.65%, 4/21/2025	3,800,000	3,991,900
9.375%, 1/13/2034 (b)	9,000,000	11,281,500
10.75%, 9/19/2013	800,000	975,200
(Cost $25,278,007)		25,271,550
Total Bonds (Cost $203,448,901)		216,943,009

Loan Participations 5.0%
Russia 3.3%
Alfa Bank, 8.635%, 2/22/2017	2,100,000	2,102,310
Russian Standard Finance SA, Step-up Coupon, 8.875% to 12/16/2010, 10.375% to 12/16/2015	3,960,000	3,938,180
Vimpelcom, Series REG S, 8.25%, 5/23/2016	2,100,000	2,255,946
(Cost $8,247,164)		8,296,436
Ukraine 1.7%
Alfa Bank-Ukraine, Series 2006-02, 9.75%, 12/22/2009	2,200,000	2,252,360
Export-Import Bank of Ukraine, 7.65%, 9/7/2011	2,000,000	2,067,400
(Cost $4,243,906)		4,319,760
Total Loan Participations (Cost $12,491,070)		12,616,196
	Shares	Value ($)

Securities Lending Collateral 22.6%
Daily Assets Fund Institutional, 5.33% (c) (d) (Cost $56,577,325)	56,577,325	56,577,325

Cash Equivalents 4.9%
Cash Management QP Trust, 5.31% (c) (Cost $12,223,590)	12,223,590	12,223,590
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $284,740,886)+	119.0	298,360,120
Other Assets and Liabilities, Net	(19.0)	(47,686,756)
Net Assets	100.0	250,673,364
* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or the interest or has filed for bankruptcy. The following table represents bonds that are in default:
Securities	Coupon	Maturity Date	Principal Amount		Acquisition Cost ($)	Value ($)
Republic of Argentina:	Zero Coupon	7/22/2003	750,000	EUR	287,140	327,516
	7.0%	3/18/2004	130,000	EUR	48,882	58,685
	8.0%	10/30/2009	511,292	EUR	194,841	221,670
	8.375%	12/20/2003	3,000,000	USD	917,400	1,057,500
	9.0%	5/24/2005	520,000	EUR	195,329	234,529
	9.0%	5/26/2009	2,800,000	EUR	1,044,405	1,262,464
	9.25%	7/20/2004	3,000,000	EUR	1,131,461	1,336,674
	9.75%	11/26/2003	850,000	EUR	322,360	367,125
	10.0%	12/7/2004	2,000,000	EUR	757,289	861,367
	11.0%	10/9/2006	500,000	USD	156,300	175,000
	12.25%	6/19/2018	2,292,300	USD	748,436	802,305
	12.375%	2/21/2012	1,900,000	USD	714,572	693,500
					6,518,415	7,398,335
+ The cost for federal income tax purposes was $284,795,095. At April 30, 2007, net unrealized appreciation for all securities based on tax cost was $13,565,025. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $14,561,760 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $996,735.
(a) Principal amount stated in US dollars unless otherwise noted.
(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at April 30, 2007 amounted to $55,404,242 which is 22.1% of net assets
(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d) Represents collateral held in connection with securities lending.

GDP: Gross Domestic Product

PIK: Denotes that all or a portion of the income is paid in kind.

As of April 30, 2007, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (US$)
TRY	5,332,000	USD	3,839,424	7/23/2007	50,510
USD	4,403,058	KZT	532,770,000	7/23/2007	35,141
USD	2,023,810	UAH	10,200,000	7/23/2007	6,233
Total unrealized appreciation					91,884
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized (Depreciation) (US$)
BRL	9,256,000	USD	4,497,987	7/23/2007	(4,806)
EUR	3,401,000	USD	4,640,392	7/23/2007	(15,159)
IDR	27,100,000,000	USD	2,969,538	7/23/2007	(14,058)
MXN	8,400,000	USD	761,328	7/23/2007	(1,961)
Total unrealized depreciation					(35,984)
Currency Abbreviations
ARS Argentine Peso BRL Brazilian Real EUR Euro IDR Indonesian Rupiah KZT Kazakhstan Tenge MXN Mexican Peso RUB New Russian Ruble TRY New Turkish Lira UAH Ukraine Hryvna USD United States Dollar

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2007 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $215,939,971) — including $55,402,242 of securities loaned	$ 229,559,205
Investment in Daily Assets Fund Institutional (cost $56,577,325)*	56,577,325
Investment in Cash Management QP Trust (cost $12,223,590)	12,223,590
Total investments in securities, at value (cost $284,740,886)	298,360,120
Foreign currency, at value (cost $1,913,746)	1,909,007
Receivable for investments sold	11,521,425
Interest receivable	4,453,099
Receivable for Fund shares sold	2,384,945
Foreign taxes recoverable	32,099
Unrealized appreciation on forward foreign currency exchange contracts	91,884
Other assets	40,361
Total assets	318,792,940
Liabilities
Cash overdraft	3,807,714
Payable for Fund shares redeemed	108,769
Payable for investments purchased	7,249,237
Unrealized depreciation on forward foreign currency exchange contracts	35,984
Payable upon return of securities loaned	56,577,325
Accrued management fee	147,567
Other accrued expenses and payables	192,980
Total liabilities	68,119,576
Net assets, at value	$ 250,673,364
Net Assets
Net assets consist of: Undistributed net investment income	1,556,175
Net unrealized appreciation (depreciation) on: Investments	13,619,234
Foreign currency related transactions	57,104
Accumulated net realized gain (loss)	(35,587,657)
Paid-in capital	271,028,508
Net assets, at value	$ 250,673,364
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2007 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($31,459,372 ÷ 2,491,738 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 12.63
Maximum offering price per share (100 ÷ 95.5 of $12.63)	$ 13.23

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($2,273,532 ÷ 179,494 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)
$ 12.67

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($11,085,005 ÷ 876,149 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)
$ 12.65
Class S Net Asset Value, offering and redemption price(a) per share ($205,855,455 ÷ 16,300,529 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 12.63
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2007 (Unaudited)
Investment Income
Income: Interest (net of foreign taxes withheld of $53,376)	$ 7,871,793
Interest — Cash Management QP Trust	190,284
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	103,942
Total Income	8,166,019
Expenses: Management fee	740,725
Administration fee	111,387
Services to shareholders	216,124
Custodian fee	40,734
Distribution service fees	76,586
Auditing	39,019
Legal	11,061
Directors' fees and expenses	5,860
Reports to shareholders	29,418
Registration fees	24,769
Other	38,591
Total expenses before expense reductions	1,334,274
Expense reductions	(1,583)
Total expenses after expense reductions	1,332,691
Net investment income	6,833,328
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments (net of foreign taxes of $386)	5,769,136
Foreign currency related transactions	(769,911)
4,999,225
Net unrealized appreciation (depreciation) during the period on: Investments	5,758,557
Foreign currency related transactions	(31,956)
5,726,601
Net gain (loss) on investment transactions	10,725,826
Net increase (decrease) in net assets resulting from operations	$ 17,559,154

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2007 (Unaudited)	Year Ended October 31, 2006
Operations: Net investment income	$ 6,833,328	$ 12,434,063
Net realized gain (loss) on investment transactions	4,999,225	10,749,139
Net unrealized appreciation (depreciation) during the period on investment transactions	5,726,601	3,347,139
Net increase (decrease) in net assets resulting from operations	17,559,154	26,530,341
Distributions to shareholders from: Net investment income: Class A	(814,442)	(901,966)
Class B	(69,758)	(142,605)
Class C	(266,104)	(263,003)
Class AARP	—	(1,359,582)
Class S	(7,285,799)	(9,931,088)
Fund share transactions: Proceeds from shares sold	48,242,071	40,886,281
Reinvestment of distributions	7,145,465	10,710,526
Cost of shares redeemed	(22,055,441)	(57,687,332)
Redemption fees	4,656	13,357
Net increase (decrease) in net assets from Fund share transactions	33,336,751	(6,077,168)
Increase (decrease) in net assets	42,459,802	7,854,929
Net assets at beginning of period	208,213,562	200,358,633
Net assets at end of period (including undistributed net investment income of $1,556,175 and $3,158,950, respectively)	$ 250,673,364	$ 208,213,562

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended October 31,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 12.12	$ 11.31	$ 10.33	$ 9.53	$ 7.74	$ 7.35
Income (loss) from investment operations: Net investment income[b]	.37	.68	.66	.51	.54	.63
Net realized and unrealized gain (loss) on investment transactions	.60	.82	.81	.79	1.83	.45
Total from investment operations	.97	1.50	1.47	1.30	2.37	1.08
Less distributions from: Net investment income	(.46)	(.69)	(.49)	(.50)	(.58)	(.69)
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 12.63	$ 12.12	$ 11.31	$ 10.33	$ 9.53	$ 7.74
Total Return (%)[c]	8.25**	13.58[d]	14.44[d]	14.01[d]	31.53[d]	15.26
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	31	18	12	7	4.500
Ratio of expenses before expense reductions (%)	1.32*	1.68	1.69	1.82	1.86	1.93
Ratio of expenses after expense reductions (%)	1.32*	1.56	1.54	1.54	1.84	1.93
Ratio of net investment income (%)	6.01*	5.83	6.03	5.19	6.13	8.01
Portfolio turnover rate (%)	96*	224	283	236	327	734
[a] For the six months ended April 30, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended October 31,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 12.17	$ 11.35	$ 10.36	$ 9.55	$ 7.76	$ 7.37
Income (loss) from investment operations: Net investment income[b]	.32	.59	.58	.44	.46	.57
Net realized and unrealized gain (loss) on investment transactions	.59	.83	.82	.79	1.83	.45
Total from investment operations	.91	1.42	1.40	1.23	2.29	1.02
Less distributions from: Net investment income	(.41)	(.60)	(.41)	(.42)	(.50)	(.63)
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 12.67	$ 12.17	$ 11.35	$ 10.36	$ 9.55	$ 7.76
Total Return (%)[c]	7.73d**	12.79[d]	13.54[d]	13.25[d]	30.23[d]	14.44
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	2	3	2	2.532
Ratio of expenses before expense reductions (%)	2.33*	2.58	2.62	2.73	2.72	2.74
Ratio of expenses after expense reductions (%)	2.18*	2.33	2.28	2.31	2.69	2.74
Ratio of net investment income (loss) (%)	5.15*	5.06	5.28	4.42	5.28	7.20
Portfolio turnover rate (%)	96*	224	283	236	327	734
[a] For the six months ended April 30, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended October 31,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 12.14	$ 11.33	$ 10.35	$ 9.55	$ 7.76	$ 7.37
Income (loss) from investment operations: Net investment income[b]	.32	.59	.58	.44	.47	.57
Net realized and unrealized gain (loss) on investment transactions	.60	.82	.81	.78	1.83	.45
Total from investment operations	.92	1.41	1.39	1.22	2.30	1.02
Less distributions from: Net investment income	(.41)	(.60)	(.41)	(.42)	(.51)	(.63)
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 12.65	$ 12.14	$ 11.33	$ 10.35	$ 9.55	$ 7.76
Total Return (%)[c]	7.82**	12.80[d]	13.57[d]	13.16[d]	30.13[d]	14.47
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11	6	4	7.723		.085
Ratio of expenses before expense reductions (%)	2.09*	2.45	2.43	2.46	2.69	2.71
Ratio of expenses after expense reductions (%)	2.09*	2.32	2.29	2.31	2.68	2.71
Ratio of net investment income (%)	5.24*	5.07	5.28	4.42	5.29	7.23
Portfolio turnover rate (%)	96*	224	283	236	327	734
[a] For the six months ended April 30, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended October 31,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 12.13	$ 11.31	$ 10.33	$ 9.53	$ 7.74	$ 7.36
Income (loss) from investment operations: Net investment income[b]	.38	.71	.69	.54	.57	.65
Net realized and unrealized gain (loss) on investment transactions	.60	.83	.81	.78	1.82	.44
Total from investment operations	.98	1.54	1.50	1.32	2.39	1.09
Less distributions from: Net investment income	(.48)	(.72)	(.52)	(.52)	(.60)	(.71)
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 12.63	$ 12.13	$ 11.31	$ 10.33	$ 9.53	$ 7.74
Total Return (%)	8.39**	13.90[c]	14.71[c]	14.36[c]	31.71[c]	15.41
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	206	182	154	142	140	116
Ratio of expenses before expense reductions (%)	1.13*	1.40	1.43	1.61	1.66	1.66
Ratio of expenses after expense reductions (%)	1.13*	1.27	1.31	1.29	1.63	1.66
Ratio of net investment income (loss) (%)	6.20*	6.12	6.26	5.44	6.34	8.28
Portfolio turnover rate (%)	96*	224	283	236	327	734
[a] For the six months ended April 30, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Emerging Markets Fixed Income Fund (the "Fund") is a non-diversified series of DWS Global/International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of April 30, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to an Exemptive Order issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund may also engage in forward currency contracts for non-hedging purposes.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2006, the Fund had a net tax basis capital loss carryforward of approximately $40,563,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2007 ($28,219,000) and October 31, 2009 ($12,344,000), the respective expiration dates, whichever occurs first.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investment in foreign denominated investments, forward currency contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. For the period from November 1, 2006 through March 11, 2007, the redemption or exchange of shares held for less than 30 days were assessed a fee of 2% of the total amount redeemed or exchanged. Effective March 12, 2007, the Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes with the exception of securities in default or purchased in default.

B. Purchases and Sales of Securities

During the six months ended April 30, 2007, purchases and sales of investment securities (excluding short-term investments and US Treasury Obligations) aggregated $104,026,337 and $82,047,811, respectively. Purchases and sales of US Treasury obligations aggregated $24,291,777 and $18,827,535, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

Pursuant to a written contract with the Advisor, Aberdeen Asset Management Investment Services Limited ("AAMISL"), a direct, wholly owned subsidiary of Aberdeen Asset Management PLC ("Aberdeen PLC"), serves as the subadvisor to the Fund. AAMISL is paid for its services by the Advisor from its fee as investment Advisor to the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly investment management fee based on the Fund's average daily net assets accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund's average daily net assets	.665%
Next $500 million of such net assets	.650%
Next $1.0 billion of such net assets	.635%
Next $2.0 billion of such net assets	.620%

Accordingly, for the six months ended April 30, 2007, the fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate of 0.665% of the Fund's average daily net assets.

For the period from November 1, 2006, through September 30, 2007, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses) to the extent necessary to maintain the operating expenses of certain classes as follows:

Class A	1.40%
Class B	2.15%
Class S	1.14%

For Class C shares, for the period from November 1, 2006 through February 28, 2007, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses) to the extent necessary to maintain the operating expenses at 2.30%.

Administration Fee. Pursuant to the Administrative Services Agreement with DIMA, the Advisor provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended April 30, 2007, the Advisor received an Administration Fee of $111,387, of which $19,710 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the Fund's transfer agent, dividend-paying agent and shareholder service agent for Class A, B and C shares of the Fund. DWS Scudder Service Corporation ("DWS-SSC"), an affiliate of the Advisor, was the Fund's transfer agent, dividend-paying agent and shareholder service agent for Class S shares of the Fund. Effective April 1, 2007, DWS-SSC merged with DWS-SISC. The Board of the Fund approved a new transfer agency agreement between the Fund and DWS-SISC. The new transfer agency agreement is identical in substance to the previous transfer agency agreement for the Fund, except for the named transfer agent. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC (through March 31, 2007) and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the six months ended April 30, 2007, the amounts charged to the Fund by DWS-SISC and DWS-SSC (through March 31, 2007) were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at April 30, 2007
Class A	$ 15,696	$ —	$ 6,896
Class B	3,719	1,583	2,136
Class C	4,813	—	2,268
Class S	116,422	—	29,616
	$ 140,650	$ 1,583	$ 40,916

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares, respectively. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2007, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2007
Class B	$ 7,835	$ 1,368
Class C	30,756	6,271
	$ 38,591	$ 7,639

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annualized rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2007, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2007	Annualized Effective Rate
Class A	$ 25,488	$ 10,526.22%
Class B	2,519	967.24%
Class C	9,988	3,355.24%
	$ 37,995	$ 14,848

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2007 aggregated $6,568.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2007, the CDSC for Class B and C shares aggregated $11,074 and $852, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended April 30, 2007, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $12,196, of which $5,481 is unpaid.

Directors' Fees and Expenses. As compensation for his or her services, each Independent Director receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions of income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements and may have prices more volatile than those of comparable securities in the United States of America.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 25 percent of its net assets under this agreement.

F. Loan Participations/Assignments

The Fund invests in US dollar-denominated fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2007		Year Ended October 31, 2006
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,352,023	$ 16,766,838	1,326,937	$ 15,418,998
Class B	35,277	438,821	162,476	1,876,869
Class C	393,837	4,896,957	284,173	3,311,174
Class AARP*	—	—	396,076	4,582,722
Class S	2,098,310	26,139,455	1,341,783	15,696,518
		$ 48,242,071		$ 40,886,281
Shares issued to shareholders in reinvestment of distributions
Class A	49,236	$ 605,113	59,790	$ 682,038
Class B	3,746	46,193	7,222	82,640
Class C	14,907	183,727	16,393	187,289
Class AARP*	—	—	98,990	1,123,714
Class S	513,635	6,310,432	756,405	8,634,845
		$ 7,145,465		$ 10,710,526
Shares redeemed
Class A	(391,691)	$ (4,849,295)	(1,008,551)	$ (11,699,465)
Class B	(24,529)	(304,329)	(225,875)	(2,574,978)
Class C	(52,359)	(648,856)	(152,799)	(1,753,656)
Class AARP*	—	—	(645,238)	(7,440,235)
Class S	(1,312,650)	(16,252,961)	(2,957,540)	(34,218,998)
		$ (22,055,441)		$ (57,687,332)
Shares converted*
Class AARP	—	$ —	(2,241,772)	$ (25,138,069)
Class S	—	—	2,244,374	25,138,069
		$ —		$ —
Redemption fees		$ 4,656		$ 13,357
Net increase (decrease)
Class A	1,009,568	$ 12,526,966	378,176	$ 4,404,614
Class B	14,494	180,688	(56,177)	(615,469)
Class C	356,385	4,431,828	147,767	1,745,183
Class AARP*	—	—	(2,391,944)	(26,869,935)
Class S	1,299,295	16,197,269	1,385,022	15,258,439
		$ 33,336,751		$ (6,077,168)
* On June 28, 2006, the Board of the Fund approved the conversion of Class AARP shares of the Fund into Class S shares of the Fund. This conversion was completed on July 14, 2006 and Class AARP shares are no longer offered.

H. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and Deutsche Investment Management Americas Inc. ("DIMA"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed to funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Based on the prescribed settlement order, the Fund was not entitled to a portion of the settlement.

As part of the settlements, DIMA, DAMI and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

Account Management Resources

For shareholders of Classes A, B and C
Automated Information Line	(800) 621-1048 Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.
Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C
Nasdaq Symbol	SZEAX	SZEBX	SZECX
CUSIP Number	233379 601	233379 700	233379 809
Fund Number	476	676	776
For shareholders of Class S
Automated Information Line	(800) 728-3337 Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Site	www.dws-scudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9669
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	SCEMX
Fund Number	2076

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2006

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Emerging Markets Fixed Income Fund, a series of DWS Global/International Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	June 27, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Emerging Markets Fixed Income Fund, a series of DWS Global/International Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	June 27, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	June 27, 2007